Exhibit B-11(c)




                         Trust Indenture
                         (Series 1999-B)


                             between


          Parish of West Feliciana, State of Louisiana


                               and


                      The Bank of New York



                  Dated as of September 1, 1999







                           $40,000,000
          Parish of West Feliciana, State of Louisiana
            Pollution Control Revenue Refunding Bonds
               (Entergy Gulf States, Inc. Project)
                          Series 1999-B

                        Trust Indenture
                        (Series 1999-B)


     This Trust Indenture (Series 1999-B) dated as of September 1, 1999 by and between the Parish of West Feliciana, State of Louisiana, a political subdivision of the State of Louisiana (the "Issuer"), and The Bank of New York, a banking corporation organized and existing under and by virtue of the laws of the State of New York and duly authorized to accept and execute trusts, as trustee (the "Trustee"),


                     W i t n e s s e t h :


     WHEREAS, the Issuer is a political subdivision of the State of Louisiana, authorized and empowered by law, including particularly the provisions of Sections 991 to 1001, inclusive, of Title 39 of the Louisiana Revised Statutes of 1950, as
amended, and certain related constitutional and statutory authority (the "Industrial Inducement Act"), to issue its revenue bonds for the purpose of using the funds derived from the sale thereof to acquire, purchase, construct or improve industrial plant sites and industrial plant buildings, pollution abatement and control facilities, and necessary property and appurtenances thereto; and

     WHEREAS, pursuant to the provisions of Chapter 14-A of Title 39 of the Louisiana Revised Statutes of 1950, as amended (the "Act"), and a Trust Indenture dated as of December 1, 1994 (the "Prior Indenture") between the Issuer and Bank One Trust Company, NA (formerly First National Bank of Commerce), as trustee (the "Prior Trustee"), the Issuer issued its Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series 1994 (the "Prior Bonds") in the aggregate principal amount of $102,000,000 for the purpose of refunding the Issuer's outstanding Pollution Control Revenue Bonds (Gulf States
Utilities Company Project) Series 1984A, Series 1984B, Series 1984C and Series 1984D, which Bonds were issued pursuant to the Industrial Inducement Act to finance the cost of acquiring a leasehold interest in the seventy percent undivided interest in certain water pollution control facilities and sewerage disposal facilities (the "Facilities") at the River Bend Unit 1 (the "Plant") of Entergy Gulf States, Inc. (formerly Gulf States Utilities Company), a Texas corporation (the "Company"), in the geographic limits of the Issuer; and

     WHEREAS, on December 31, 1993, the Company became a wholly-owned subsidiary of Entergy Corporation and continues to operate as a public utility company under the regulation of the Public Utility Commission of Texas and the Louisiana Public Service Commission; and

     WHEREAS, $102,000,000 of the Prior Bonds are outstanding, and the Company has requested that the Issuer refund $40,000,000 of the Prior Bonds in order to achieve interest cost savings through the issuance by the Issuer of $40,000,000 aggregate principal amount of its Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B (the "Bonds"); and

     WHEREAS, the Issuer is authorized and empowered by law, including particularly the provisions of the Act, to issue its refunding bonds for the purpose of refunding, readjusting, restructuring, refinancing, extending, or unifying the whole or any part of outstanding securities of the Issuer in an amount sufficient to provide funds necessary to effectuate the purpose for which the refunding bonds are being issued; and

     WHEREAS, pursuant to and in accordance with the provisions of the Act, the Issuer has agreed to issue the Bonds for the purpose of refunding a portion of the Prior Bonds; and

     WHEREAS, the Bonds bear interest, mature and are subject to redemption as set forth in this Trust Indenture; and

     WHEREAS, in consideration of the issuance of the Bonds by the Issuer, the Company will agree to make payments in an amount sufficient to pay the principal of, premium, if any, and interest on the Bonds pursuant to a Refunding Agreement (Series 1999-B) dated as of September 1, 1999 (the "Refunding Agreement") between the Issuer and the Company, said Bonds to be paid solely from the revenues derived by the Issuer from said payments by the Company pursuant to the Refunding Agreement and any moneys held under this Indenture, and said Bonds shall not constitute an indebtedness or pledge of the general credit of the Issuer or the State of Louisiana, within the meaning of any constitutional or statutory limitation of indebtedness or otherwise; and

     WHEREAS, all consents and approvals required to be given by public bodies in connection with the authorization, issuance and sale of the Bonds herein authorized as required by the Act have been or will be secured prior to the delivery of such Bonds; and

     WHEREAS, the execution and delivery of this Indenture under the Act have been in all respects duly and validly authorized by resolution of the Police Jury of the Parish of West Feliciana, State of Louisiana, duly adopted; and

     WHEREAS, all other things necessary to make the Bonds, when issued, executed and delivered by the Issuer and authenticated pursuant to this Indenture, the valid, legal and binding obliga tions of the Issuer, and to constitute this Indenture a valid pledge of the Revenues (as hereinafter defined) and other amounts pledged hereunder as security for the payment of the principal of, premium, if any, and interest on the Bonds authenticated and delivered under this Indenture, have been performed, and the creation, execution and delivery of this Indenture and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

     NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

     That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the holders and owners thereof, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, subject to all of the provisions hereof, does hereby grant, bargain, sell, convey, assign and pledge unto the Trustee, and unto its assigns and successor or successors in trust, and to them and their assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

                               I

     All the rights and interest of the Issuer in and to the Refunding Agreement (except for the rights of the Issuer under Sections 4.4, 4.5, 4.6 and 8.5 of the Refunding Agreement and any rights of the Issuer to receive notices, certificates, requests, requisitions, directions and other communications under the Refunding Agreement); and all Revenues (as hereinafter defined) and the proceeds of all thereof.

                               II

     All the rights and interest of the Issuer in and to the Bond Fund (as hereinafter defined) and the other funds created under this Indenture, and all moneys and investments therein, but subject to the provisions of this Trust Indenture pertaining thereto, including those pertaining to the making of disbursements therefrom.

                              III

     All moneys, securities and obligations from time to time held by the Trustee under the terms of this Trust Indenture and any and all real and personal property (if any) of every kind and nature from time to time hereafter by delivery or by writing of any kind conveyed, pledged, assigned or transferred, as and for additional security hereunder by the Issuer or by anyone in its behalf or with its written consent to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof; except for moneys, securities or obligations deposited with or paid to the Trustee for redemption or payment of Bonds which are deemed to have been paid in accordance with Article IX hereof and funds held pursuant to Section 6.5 hereof, which shall be held by the Trustee in accordance with the provisions of said
Article IX or Section 6.5, as the case may be; provided, however, that nothing in the Bonds or in this Indenture shall be construed as pledging the general credit or taxing power of the Issuer or the State of Louisiana, nor shall this Indenture or the Bonds give rise to the pecuniary liability of the Issuer.

     TO HAVE AND TO HOLD all of the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trusts and to them and their assigns forever;

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all owners of the Bonds issued under and secured by this Trust Indenture without preference, priority or distinction as to the lien of any Bonds over any other Bonds.

     PROVIDED, HOWEVER, that if the Issuer shall pay or cause to be paid to the owners of the Bonds the principal of and premium, if any, and interest to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Trust Indenture expressed as to be kept, performed and observed by it, all as provided in and subject to the provisions of Article IX hereof, then and in that case these presents and the estate and rights hereby granted, except as otherwise provided in Article IX, shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge the lien of this Trust Indenture and execute and deliver to the Issuer such instruments in writing as shall be requisite to evidence the discharge hereof pursuant to the provisions of said
Article IX; otherwise this Trust Indenture to be and remain in full force and effect.

     THIS TRUST INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and the Trust Estate (as hereinafter defined) and the other estate and rights hereby granted, are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective owners, from time to time, of the Bonds, as follows (provided that, in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part or a charge against its general credit but shall be payable solely from the Trust Estate, including the Revenues).


                           ARTICLE I

                          DEFINITIONS

     SECTION I.1. Definitions. In addition to the words and terms elsewhere defined in this Indenture and in the Refunding
Agreement, the following words and terms as used in this Indenture shall have the following meanings:

     "Act"  means  Chapter  14-A of Title  39  of  the  Louisiana
Revised Statutes of 1950, as amended, and all future acts supplemental thereto or amendatory thereof.

     "Administration Expenses" means the reasonable and necessary expenses incurred by the Issuer with respect to the Refunding Agreement, this Indenture and any transaction or event contemplated by the Refunding Agreement or this Indenture including the compensation and reimbursement of expenses and advances payable to the Trustee and the Bond Registrar under the Indenture.

     "Administrative Fee Fund" means the fund created pursuant to
Section 6.9 hereof.

     "Authorized Company Representative" means the President, any Vice President, the Treasurer, the Secretary, any Assistant Secretary or any Assistant Treasurer of the Company or the person or persons at the time designated to act on behalf of the Company by any one of said officers, such designation in each case to be evidenced by a certificate furnished to the Issuer and the Trustee containing the specimen signature of such person or persons and signed on behalf of the Company by said officer.

     "Bond Counsel" means any firm of nationally recognized municipal bond counsel selected by the Issuer and acceptable to the Company and the Trustee.

     "Bond Fund" means the fund by that name created and established in Section 6.1 of this Indenture.

     "Bond Registrar" means the registrar of Bonds named herein.

     "Bonds" means the $40,000,000 aggregate principal amount  of
Pollution  Control Revenue Refunding Bonds (Entergy Gulf  States,
Inc.   Project)  1999-B  authorized  to  be  issued  under   this
Indenture.  "Bond" means any one of such Bonds.

     "Business  Day" or "business day" means any day  other  than
(i) a Saturday or Sunday or legal holiday or a day on which banking institutions in the city of New York, New York or in the city in which the principal office of the Trustee is located are authorized or required by law to close or (ii) a day on which the New York Stock Exchange is closed.

     "Code"   means  the  Internal  Revenue  Code  of  1986,   as
heretofore or hereafter amended.

     "Company"   means  Entergy  Gulf  States,  Inc.,   a   Texas
corporation, and its permitted successors and assigns.

     "Company Mortgage" means the Company's Indenture of Mortgage dated as of September 1, 1926 made to The Chase National Bank of the City of New York, as trustee, and Chemical Bank (now The Chase Manhattan Bank), as successor trustee, as heretofore and hereafter amended and supplemented.

     "Company Mortgage Trustee" means the successor trustee under the Company Mortgage.

     "Counsel" means an attorney at law or law firm (who may be counsel for the Issuer or the Company).

     "Default" means any event which with the giving of notice or the lapse of time or both would constitute an Event of Default.

     "DTC"  means  The Depository Trust Company,  New  York,  New
York.

     "Event  of Default" means any event of default specified  in
Section 10.1 hereof.

     "Facilities"  means  the Company's water  pollution  control
facilities  and  sewerage  disposal  facilities  at  the   Plant,
financed in part with the proceeds of the Prior Bonds.

     "Favorable Opinion of Bond Counsel" means an opinion of Bond Counsel addressed to the Issuer, the Company and the Trustee and stating, unless otherwise specified herein, that the action proposed to be taken is authorized or permitted by the laws of the State of Louisiana and this Indenture and such action will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes (other than as held by a "substantial user" of the Facilities or a "related person" within the meaning of the Code).

     "First Mortgage Bonds" means the bonds of one or more series issued and delivered under the Company Mortgage.

     "Government Securities" means (a) direct or fully guaranteed obligations of the United States of America (including any such securities issued or held in book-entry form), and (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company organized under the laws of the United States of America or of any state or territory thereof or of the District of Columbia, with a combined capital stock, surplus and undivided profits of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

     "holder" or "bondholder" or "owner of the Bonds" or "owner" or "Bondholder" or "Registered Owner" means the registered owner of any Bond.

     "Indenture" means this Trust Indenture (Series 1999-B) and any amendments and supplements hereto.

     "Issue Date" means, for each Bond, the actual date of first authentication and delivery of the Bonds.

     "Issuer"  means  the  Parish of  West  Feliciana,  State  of
Louisiana, a political subdivision under the Constitution and laws of the State of Louisiana.

     "Letter   of  Representations"  means  the  blanket   letter
agreement of the Issuer, accepted by DTC, entered into in connection with DTC's book-entry-only system.

     "Maturity Date" means September 1, 2028.

     "Moody's" means Moody's Investors Service, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company.

     "Outstanding" or "outstanding", when used with reference  to
the   Bonds,  means,  as  of  any  particular  date,  all   Bonds
authenticated and delivered under this Indenture except:

          (a) Bonds theretofore cancelled or required to be cancelled under Section 2.10 hereof;

          (b) Bonds which are deemed to have been paid in accordance with Article IX of this Indenture;

          (c) Bonds in lieu of or in exchange or substitution for which other Bonds shall have been authenticated and delivered pursuant to Article II of this Indenture; and

          (d)  Bonds registered in the name of the Issuer.

     In determining whether the owners of a requisite aggregate principal amount of Bonds outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Company or any affiliates thereof (unless all of the outstanding Bonds are then owned by said parties) shall be disregarded for the purpose of any such determination. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee has established to the satisfaction of the Bond Registrar the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company or an affiliate thereof.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, an unincorporated organization, a governmental body or a political subdivision, a municipal corporation, a public corporation or any other group or organization of individuals.

     "Plant"  means the electric generating plant known as  River
Bend Unit 1, owned and operated by the Company, and located in the geographic limits of the Parish of West Feliciana, State of Louisiana.

     "Police  Jury" means the Police Jury of the Parish  of  West
Feliciana, State of Louisiana, the governing authority of the Issuer.

     "Prior  Bonds"  has  the meaning set  forth  in  the  second
Whereas clause hereof.

     "Prior  Indenture" has the meaning set forth in  the  second
Whereas clause hereof.

     "Prior  Trustee"  has the meaning set forth  in  the  second
Whereas clause hereof.

     "Record Date" means the fifteenth day of the calendar month next preceding any interest payment date.

     "Refunding  Agreement"  or  "Agreement"means  the  Refunding
Agreement (Series 1999-B) dated as of September 1, 1999 between the Issuer and the Company, and any amendments and supplements thereto.

     "Refunding Date" means December 1, 1999, or such later date as may be established by the Company; provided, however, that the Refunding Date shall not be later than ninety (90) days following the date of delivery of the Bonds to the Underwriters.

     "Refunding  Fund"  means  the fund established  pursuant  to
Section 3.1 hereof.

     "Revenues" means all amounts paid or payable by the Company pursuant to Section 4.2 of the Refunding Agreement, and all receipts of the Trustee credited under the provisions of this Indenture against such payments.

     "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., a New York corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company.

     "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

     "Trustee" means The Bank of New York, and its successor for the time being in the trust hereunder. The phrase "principal office of the Trustee" means the corporate trust office of the Trustee designated by the Trustee in writing to the Issuer and the Company.

     "Underwriters"  means  Morgan Stanley  &  Co.  Incorporated,
Merrill  Lynch, Pierce, Fenner & Smith Incorporated,  CIBC  World
Markets Corp. and Stephens Inc.

     SECTION I.2. Use of Words. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond", "owner", "holder" and "person" shall include the plural, as well as the singular, number.


                           ARTICLE II

                           THE BONDS

     SECTION II.1. Authorized Form and Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. All Bonds issued hereunder shall be in the form of registered bonds without coupons. The total principal amount of Bonds that may be issued is hereby expressly limited to $40,000,000, except as provided in Section
2.8 hereof.

     SECTION  II.2.  Details of Bonds.  The Bonds  (i)  shall  be designated "Parish of West Feliciana, State of Louisiana Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B", (ii) shall be issued in denominations of $5,000 and any whole multiple thereof, (iii) shall be numbered consecutively from R-1 upwards in order of issuance according to the records of the Trustee, (iv) shall be dated as hereinafter provided, (v) shall bear interest as hereinafter provided, payable semiannually on March 1 and September 1 of each year, commencing March 1, 2000, and (iv) shall mature on the Maturity Date.

     The Bonds shall bear interest from and including the date thereof until the principal thereof shall be duly paid or provision for payment has been made in accordance with Article IX hereof, whether at maturity, upon redemption or otherwise, at the rate of 6.60% per annum. Overdue installments of interest on the Bonds, if any, shall not bear interest.

     Bonds issued before March 1, 2000 shall be dated the Issue Date, and Bonds issued on or subsequent to March 1, 2000 shall be dated as of the interest payment date next preceding the date of authentication and delivery thereof by the Trustee, unless such date of authentication and delivery shall be an interest payment date, in which case they shall be dated as of such date of authentication and delivery; provided, however, that if, as shown by the records of the Trustee, interest on any Bonds surrendered for transfer or exchange shall be in default, the Bonds issued in exchange for Bonds surrendered for transfer or exchange shall be dated as of the date to which interest has been paid in full on the Bonds surrendered.

     The Bonds shall be substantially in the form set forth in Exhibit A attached hereto with such appropriate variations, omissions and insertions as are permitted or required by this Indenture.

     SECTION II.3. Payment. The principal of and premium, if any, on the Bonds shall be paid upon the presentation and surrender of said Bonds at the principal office of the Trustee. The interest on the Bonds shall be payable by check drawn upon the Trustee and mailed to the registered owners as of the close of business on the Record Date with respect to the interest payment date at their respective addresses as such appear on the bond registration books kept by the Trustee. All payments shall be made in lawful money of the United States of America.

     SECTION II.4. Execution. The Bonds shall be executed on behalf of the Issuer by the President of the Police Jury and attested on behalf of the Issuer by the Secretary of the Police Jury (by their manual or facsimile signatures) and shall have impressed or imprinted thereon the seal of the Issuer (which may be in facsimile). A facsimile signature shall have the same force and effect as if personally signed. In case any officer whose signature or facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he had remained in office until delivery.

     SECTION II.5. Limited Obligation. The Bonds, together with interest thereon, shall be payable from the Trust Estate and shall be a valid claim of the holders thereof only against the Trust Estate and the Revenues pledged to the Bonds, which Revenues are hereby pledged and assigned for the equal and ratable payment of the Bonds (principal, premium, if any, and interest) and shall be used for no other purpose than to pay the principal of and premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture. The Bonds (including premium, if any) and interest thereon shall not constitute an indebtedness or pledge of the general credit of the Issuer within the meaning of any Louisiana constitutional or statutory provision and shall not constitute an obligation of or a charge against the taxing powers of the Issuer.

     SECTION II.6. Authentication. Only such Bonds as shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in Exhibit A attached hereto duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bond shall be valid and obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Trustee, and such Certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee's Certificate of Authentication on any Bond shall be deemed to have been executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the Certificate of Authentication on all of the Bonds issued hereunder.

     SECTION  II.7.   Delivery of the Bonds.   The  Issuer  shall
execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver said Bonds to the Underwriters as may be directed hereinafter in this Section or in Section 2.11 hereof.

     Prior to the delivery on original issuance by the Trustee of any authenticated Bonds, there shall be or have been delivered to the Trustee:

          (a) An original duly executed counterpart or a duly certified copy of this Indenture and any supplemental indenture thereto;

          (b) An original duly executed counterpart or a duly certified copy of the Refunding Agreement;

          (c) A written order to the Trustee by the Issuer to authenticate and deliver the Bonds to the original purchasers thereof upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such order; and

          (d) A copy, duly certified by the Secretary of the Police Jury, of the proceedings of the governing body of the Issuer authorizing the issuance of the Bonds.

     SECTION II.8. Mutilated, Destroyed or Lost Bonds. In case any Bond issued hereunder shall become mutilated or be destroyed or lost, the Issuer shall, if not then prohibited by law, cause to be executed and the Trustee shall authenticate and deliver a new Bond of like date, number and tenor in exchange and substitution for and upon cancellation of such mutilated Bond, or in lieu of and in substitution for such Bond destroyed or lost, upon the holder's paying the reasonable expenses and charges of the Issuer, the Company and the Trustee in connection therewith, and, in the case of a Bond destroyed or lost, his filing with the Trustee evidence satisfactory to the Company and the Trustee that such Bond was destroyed or lost, and of his ownership thereof, and furnishing the Issuer, the Company and the Trustee with indemnity satisfactory to them. The Trustee is hereby authorized to authenticate any such new Bond. In the event any lost or destroyed Bonds shall have matured or been called for redemption, instead of issuing a new Bond, the Issuer may pay the same without the surrender thereof.

     SECTION II.9. Registration and Exchange of Bonds. The Issuer hereby constitutes and appoints the Trustee as Bond Registrar of the Issuer, and as Bond Registrar the Trustee shall keep books for the registration and for the transfer of the Bonds as provided in this Indenture at the principal office of the Trustee. The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of and interest on any such Bond shall be made only to or upon the order of the registered owner thereof or his legal representative, and neither the Issuer, the Company, the Trustee, nor the Bond Registrar shall be affected by any notice to the contrary but such registration may be changed as herein provided. All payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

     Bonds may be transferred on the books of registration kept by the Trustee by the registered owner in person or by his duly authorized attorney, upon surrender thereof together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney in such form as shall be satisfactory to the Trustee. Upon surrender for transfer of any Bond at the principal office of the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds in the same aggregate principal amount and of any authorized denomination or denominations.

     Bonds  may  be  exchanged  at the principal  office  of  the
Trustee for an equal aggregate principal amount of Bonds of any other authorized denomination or denominations. The Issuer shall execute and the Trustee shall authenticate and deliver Bonds which the bondholder making the exchange is entitled to receive, bearing numbers not then outstanding. The execution by the
Issuer of any Bond of any authorized denomination shall constitute full and due authorization of such denomination and the Trustee shall thereby be authorized to authenticate and deliver such Bond.

     Such transfers of registration or exchanges of Bonds shall be without charge to the holders of such Bonds, but any taxes, fees or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Bond requesting such transfer or exchange as a condition precedent to the exercise of such privilege.

     The Trustee shall not be required to transfer or exchange any Bond after the mailing of notice calling such Bond for redemption has been made, nor during the period of fifteen (15) days next preceding mailing of a notice of redemption of any Bonds.

     At reasonable times and under reasonable regulations established by the Trustee, the list of registered owners of the Bonds may be inspected and copied by the Company or by holders or owners (or a designated representative thereof) of 10% or more in principal amount of Bonds then outstanding, such possession or ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.

     SECTION II.10. Cremation and Other Dispositions. All Bonds surrendered for the purpose of payment or retirement, or for exchange, or for replacement or payment as provided above, or for cancellation, shall be canceled upon surrender thereof to the Trustee and, at the option of the Trustee, either cremated, shredded or otherwise disposed of. The Trustee shall execute and forward to the Issuer and the Company an appropriate certificate describing the Bonds involved and the manner of disposition.

     SECTION II.11. Temporary Bonds. Until Bonds in definitive form are ready for delivery, the Issuer may execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, subject to the provisions, limitations and conditions set forth herein, one or more Bonds in temporary form, whether printed, typewritten, lithographed or otherwise produced, substantially in the form of the definitive Bonds, with appropriate omissions, variations and insertions, and in authorized denominations. Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the lien and benefit of this Indenture. Upon the presentation and surrender of any Bond or Bonds in temporary form, the Issuer shall, without unreasonable delay, prepare, execute and deliver to the Trustee and the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds in definitive form. Such exchange shall be made by the Trustee without making any charge therefor to the holder of such Bond in temporary form.

     SECTION II.12. Book-Entry Registration of Bonds. The Bonds shall be initially issued in the name of Cede & Co., as nominee for DTC, as registered owner of the Bonds, and held in the custody of DTC. The Issuer and the Trustee acknowledge that the Issuer has executed and delivered the Letter of Representations and that the terms and provisions of said Letter of Representa tions shall govern in the event of any inconsistency between the provisions of this Indenture and said Letter of Representations, including, without limitation, the terms and provisions thereof relating to payment of the principal, premium, if any, and interest with respect to the Bonds. A single bond certificate for the Bonds will be issued and delivered to DTC. The beneficial owners will not receive physical delivery of Bond certificates except as provided in the Letter of Representations. Beneficial owners are expected to receive a written confirmation of their purchase providing details of each Bond acquired. For so long as DTC shall continue to serve as securities depository for the Bonds as provided herein, all transfers of beneficial ownership interest will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds is to receive, hold or deliver any Bond certificate.

     For every transfer and exchange of the Bonds, the beneficial owner may be charged a sum sufficient to cover such beneficial owner's allocable share of any tax, fee or other governmental charge that may be imposed in relation thereto.

     The Issuer, the Company and the Trustee will recognize DTC or its nominee as the Bondholder for all purposes, including notices and voting.

     Neither the Issuer nor the Trustee are responsible for the performance by DTC of any of its obligations, including, without limitation, the payment of moneys received by DTC, the forwarding of notices received by DTC or the giving of any consent or proxy in lieu of consent.

     Whenever during the term of the Bonds the beneficial ownership thereof is determined by a book entry at DTC, the requirements of this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of DTC as to registering or transferring the book entry to produce the same effect.

     If at any time DTC ceases to hold the Bonds, all references herein to DTC shall be of no further force or effect.


                          ARTICLE III

                         REFUNDING FUND

     SECTION III.1. Creation of Refunding Fund. There is hereby created and ordered to be established with the Trustee a trust fund of and in the name of the Issuer to be designated "Parish of West Feliciana Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B Refunding Fund".

     SECTION III.2. Deposit of Proceeds of Bonds. All of the proceeds of the Bonds shall be deposited in the Refunding Fund. On or before the Refunding Date, the Trustee shall transfer to the Prior Trustee all such moneys for deposit in the bond fund created under the Prior Indenture for the purpose of, together with moneys of the Company deposited therein, refunding $40,000,000 of the Prior Bonds on the Refunding Date.


                           ARTICLE IV

                      REDEMPTION OF BONDS

     SECTION IV.1. Redemption. The Bonds shall be subject to redemption prior to maturity as follows:

     (a) Optional Redemption. The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, on and after September 1, 2004, in whole at any time or in part from time to time, and if in part, at the lowest authorized denomination or any whole multiple thereof, at the optional redemption prices (expressed as percentages of principal amount being redeemed) set forth below, plus accrued interest, if any, to the redemption date:

           Redemption Period                  Redemption Price

    September 1, 2004 through August 31, 2005      102%
    September 1, 2005 through August 31, 2006      101%
    September 1, 2006 and thereafter               100%

     (b) Extraordinary Optional Redemption. The Bonds shall be subject to extraordinary optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time, at a redemption price equal to 100% of the principal amount being redeemed plus accrued interest to the redemption date, if:

          (i) the Company shall have determined that the continued operation of the Facilities or the Plant is impracticable, uneconomical or undesirable for any reason;

          (ii) all or substantially all of the Facilities or the Plant shall have been condemned or taken by eminent domain;
     or

          (iii) the operation of the Facilities or the Plant shall have been enjoined or otherwise prohibited by any order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body.

     In addition, the Bonds shall be subject to extraordinary optional redemption by the Issuer, at the direction of the Company, in whole or in part, at any time prior to September 1, 2004, at a redemption price equal to 102% of the principal amount being redeemed plus accrued interest to the redemption date, if the Company delivers to the Trustee a written certificate (i) to the effect that by reason of a change in use of the Facilities or any portion thereof, the Company has been unable, after reasonable effort, to obtain an opinion of Bond Counsel to the effect that a court, in a properly presented case, should decide that Section 150 of the Code (or successor provision of similar import), does not prevent that portion of the payments payable under the Refunding Agreement and attributable to interest on the Bonds from being deductible by the Company for federal income tax purposes, (ii) specifying that as a result of its inability to obtain such opinion of Bond Counsel, the Company has elected to prepay amounts due under the Refunding Agreement equal to the redemption price of the Bonds to be so redeemed and (iii) specifying the principal amount of the Bonds which the Company has determined to be the minimum necessary to be so redeemed in order for the Company to retain its rights to such interest deductions (which principal amount of the Bonds will be so redeemed).

     (c) Extraordinary Mandatory Redemption. The Bonds shall be subject to mandatory redemption, at a redemption price equal to 100% of the principal amount being redeemed plus accrued interest to the redemption date, on the one hundred eightieth day (or such earlier date as may be designated by the Company) after a final determination by a court of competent jurisdiction or an administrative agency to the effect that solely as a result of a failure by the Company to perform or observe any covenant, agreement or representation contained in the Refunding Agreement, the interest payable on the Bonds is included for federal income tax purposes in the gross income of the owners thereof, other than any owner who is a "substantial user" of the Facilities or a "related person" within the meaning of Section 147(a) of the Code. No determination by any court or administrative agency will be considered final unless the Company has participated in the proceeding which resulted in such determination, either directly or, at the option of the Company, through a Bondholder, to a degree it reasonably deems sufficient and until the conclusion of any appellate review sought by any party to such proceeding or the expiration of the time for seeking such review. Subject to the foregoing provisions of this subsection (b), the Bonds shall be redeemed in whole unless, in the opinion of Bond Counsel mutually acceptable to the Issuer, the Trustee and the Company, the redemption of a portion of such Bonds would have the result that interest payable on the Bonds remaining outstanding after such redemption would not be includable in the gross income for federal income tax purposes of any owner of any such Bonds. Any such partial redemption shall be by lot in such amount as is necessary to accomplish such result.

     The Trustee shall call Bonds for optional redemption when and only when it shall have been notified by the Company to do so. The Company will give written notice of any optional redemption to the Trustee and the Issuer as provided in Section
9.1 of the Refunding Agreement.

     SECTION IV.2. Notice of Redemption. (a) The Company shall deliver notice to the Trustee of its intention to prepay the principal of, premium, if any, and interest on the Bonds and cause the Bonds to be called for optional redemption at least 15 days prior to the date on which the Trustee is required to give notice of redemption of the Bonds to the holders thereof (unless a shorter notice shall be accepted by the Trustee as sufficient). The Trustee shall cause notice of any redemption of Bonds hereunder to be mailed by first class mail, postage prepaid (except when DTC is the holder of all of the Bonds and except for persons or entities owning or providing evidence of ownership satisfactory to the Trustee of a legal or beneficial ownership in at least $1,000,000 aggregate principal amount of Bonds who so request, in which cases, by certified mail, return receipt requested), to the holders of all Bonds to be redeemed at the registered addresses appearing in the registration books kept for such purpose pursuant to Article II hereof. Each such notice shall (i) be mailed at least 25 days prior to the redemption date, (ii) identify the Bonds to be redeemed if less than all Bonds are to be redeemed (specifying the CUSIP numbers, if any, assigned to the Bonds), (iii) specify the redemption date and the redemption price, (iv) state whether the notice is conditional or not as permitted by paragraph (b) of hereof, and (v) state that on the redemption date the Bonds called for redemption will be payable at the principal office of the Trustee, that from that date interest will cease to accrue and that no representation is made as to the accuracy or correctness of the CUSIP numbers printed therein or on the Bonds; provided, however, that so long as DTC or its nominee is the sole holder of the Bonds under the book-entry-only system, redemption notices will be sent to Cede & Co. Any failure on the part of DTC, a direct participant or indirect participant to give such notice to the owner or any defect therein shall not affect the sufficiency or validity of any proceedings for the redemption of the Bonds. No defect affecting any Bond, whether in the notice of redemption or mailing thereof (including any failure to mail such notice), shall affect the validity of the redemption proceedings for any other Bonds.

     (b) If at the time of mailing of any notice of an optional redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice shall state that it is conditional, that is, subject to the deposit of the redemption moneys with the Trustee on or prior to the redemption date, and such notice shall be of no effect unless such moneys are so deposited on or prior to the redemption date. If such redemption is not effected, the Trustee shall, within five days thereafter, give notice in the manner in which the notice of redemption was given that such moneys were not so received.

     SECTION IV.3. Redemption Payments. Subject to the provisions of Section 4.2(b) hereof, on or prior to the date fixed for redemption, funds shall be deposited with the Trustee to pay, and the Trustee is hereby authorized and directed to apply such funds to the payment of, the Bonds or portions thereof to be redeemed, together with accrued interest thereon to the redemption date and any required premium. Upon the giving of notice and the deposit of funds for redemption, interest on the Bonds or portions thereof thus redeemed shall no longer accrue after the date fixed for redemption.

     SECTION IV.4. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be canceled and disposed of by the Trustee in accordance with Section 2.10 hereof.

     SECTION IV.5. Partial Redemption of Bonds. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by lot or any other method determined by the Trustee to be fair and reasonable; provided, however, that if, as stated in a certificate of the Company delivered to the Trustee, the Company shall have offered to purchase all Bonds then Outstanding and less than all of such Bonds shall have been tendered to the Company for such purchase, the Trustee, at the direction of the Company, shall select for redemption all such Bonds which have not been so tendered. If less than all the Bonds are to be redeemed, the Bonds that remain outstanding shall be in authorized denominations.


                           ARTICLE V

                       GENERAL COVENANTS

     SECTION V.1. Payment of Principal, Premium, if any, and Interest. The Issuer covenants that it will promptly pay or cause to be paid the principal of and premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bond according to the true intent and meaning thereof; provided, however, that the obligation of the Issuer hereunder to make or cause to be made any payment to the Trustee in respect of the principal of or premium, if any, or interest on the Bonds shall be reduced by the amount of moneys, if any, on deposit in the Bond Fund and available to be applied by the Trustee toward the payment of the principal of or premium, if any, or interest on the Bonds. The principal and premium, if any, and interest are payable solely from the Trust Estate, including the Revenues, which Revenues are hereby specifically pledged and assigned for the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or this Indenture should be considered as assigning or pledging any funds or assets of the Issuer other than the Trust Estate in the manner and to the extent herein specified. Anything in this Indenture to the contrary notwithstanding, it is understood that whenever the Issuer makes any covenant involving financial commitments, it pledges no funds or assets other than the Trust Estate in the manner and to the extent herein specified, but nothing herein shall be construed as prohibiting the Issuer from using any other funds or assets.

     SECTION V.2. Performance of Covenants. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated, issued and delivered hereunder and in all resolutions pertaining thereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State of Louisiana, including particularly and without limitation the Act, to issue Bonds authorized hereby and to execute this Indenture and to make the pledge and covenants in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

     The Issuer shall cooperate with the Trustee in enforcing the payment of all amounts under the Agreement and shall require the Company to perform its obligations under the Agreement. So long as no Event of Default hereunder shall have occurred and be continuing, the Issuer may exercise all its rights under the Agreement as amended or supplemented from time to time, including the right to amend the Agreement; provided that it shall not amend the Agreement without the consent of the Trustee pursuant to Section 13.1. The Issuer shall give prompt notice to the Trustee of any default known to the Issuer under the Agreement.

     Except to the extent otherwise provided in this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee, the Bondholders or the Company may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

     SECTION V.3. Instruments of Further Assurance. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indenture or indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, pledging, assigning and confirming unto the Trustee the Trust Estate.

     SECTION V.4. Recordation and Other Instruments. The Issuer and the Trustee covenant that they will cooperate with the Company in causing this Indenture, the Refunding Agreement, such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the holders and owners of the Bonds and the rights of the Trustee hereunder, and to perfect the security interest created by this Indenture.

     SECTION V.5. Inspection of Project Books. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Facilities and the revenues derived from the Facilities shall be open to inspection at all reasonable times by such accountants or other agencies as the other party may from time to time designate and by the Company.

     SECTION V.6. Rights Under Refunding Agreement. The Refunding Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth covenants and obligations of the Issuer and the Company, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions of the Refunding Agreement may not be effectively amended, changed, modified, altered or terminated, or any provision waived without the written consent of the Trustee, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Refunding Agreement, for and on behalf of the bondholders, whether or not the Issuer is in default hereunder.

     SECTION V.7. Prohibited Activities. The Issuer and the Trustee covenant that neither of them shall take any action or suffer or permit any action to be taken or condition to exist which causes or may cause the interest payable on the Bonds to be includable in gross income for purposes of federal income taxation. Without limiting the generality of the foregoing, the Issuer and the Trustee covenant that (a) the proceeds of the sale of the Bonds, the earnings thereon, and any other moneys on deposit in any fund or account maintained in respect of the Bonds (whether such moneys were derived from the proceeds of the sale of the Bonds or from other sources) will not be used in a manner which would cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code, and (b) all action with respect to the Bonds required by Section 148(f) of the Code shall be taken in a timely manner.


                           ARTICLE VI

                       REVENUES AND FUNDS

     SECTION VI.1. Creation of Bond Fund. There is hereby created and ordered to be established with the Trustee a trust fund of and in the name of the Issuer to be designated "Parish of West Feliciana Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B Bond Fund".

     SECTION  VI.2.   Payments Into Bond Fund.   There  shall  be
deposited into the Bond Fund as and when received:

          (a)  All Revenues; and

          (b) Any other moneys received by the Trustee pursuant to any of the provisions of the Refunding Agreement or this Indenture which are directed to be paid into the Bond Fund.

     SECTION VI.3. Use of Moneys in Bond Fund. Except as otherwise provided in Sections 6.8 and 11.7 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and premium, if any, and interest on the Bonds and for the redemption of Bonds.

     SECTION VI.4. Withdrawals from Bond Fund. The Bond Fund shall be in the name of the Issuer, designated as set forth in
Section 6.1, and the Issuer hereby irrevocably authorizes and directs the Trustee to withdraw from the Bond Fund sufficient funds to pay the principal of and premium, if any, and interest on the Bonds at maturity and redemption prior to maturity and to use such funds for the purpose of paying principal, premium, if any, and interest in accordance with the provisions hereof pertaining to payment, which authorization and direction the Trustee hereby accepts.

     SECTION VI.5. Non-Presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if there shall have been deposited with the Trustee for that purpose, or left in trust if previously so deposited, funds sufficient to pay the principal thereof, and premium, if any, together with all interest unpaid and due thereon, to the due date thereof, for the benefit of the holder thereof, all liability of the Issuer to the holder thereof for the payment of the principal thereof, premium, if any, and interest thereon, shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest thereon, for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such fund or funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, the Bond.

     SECTION VI.6. Administration Expenses. It is understood and agreed that pursuant to the provisions of Section 4.4 of the Refunding Agreement, the Company agrees to pay the Administration Expenses and that certain expenses will be paid from the
Administrative Fee Fund established pursuant to Section 6.9 hereof. All such payments under the Refunding Agreement which are received by the Trustee shall not be paid into the Bond Fund, but shall be segregated by the Trustee and expended solely for the purpose for which such payments are received.

     SECTION VI.7. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for deposit into the Bond Fund or the Refunding Fund (until disbursed in accordance with the provisions of the Indenture) under any provision of this Indenture and all moneys withdrawn from the Bond Fund shall be held by the Trustee in trust, and except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of which redemption has been duly given, and for moneys deposited with or paid to the Trustee pursuant to Article IX hereof, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien hereof. Any moneys received by or paid to the Trustee pursuant to any provision of the Refunding Agreement calling for the Trustee to hold, administer and disburse the same in accordance with the specific provisions of the Refunding Agreement shall be held, administered and disbursed pursuant to such provisions. The Issuer agrees that if it shall receive any moneys pursuant to applicable provisions of the Refunding Agreement (other than Sections 4.4, 4.5, 4.6 and 8.5 thereof), it will pay the same over to the Trustee forthwith upon receipt thereof to be held, administered and disbursed by the Trustee in accordance with the provisions of the Refunding Agreement pursuant to which the Issuer may have received the same. Furthermore, if for any reason the Refunding Agreement ceases to be in force and effect while any Bonds are outstanding, the Issuer agrees that if it shall receive any moneys derived from the Facilities, it will forthwith upon receipt thereof pay the same over to the Trustee to be held, administered and disbursed by the Trustee in accordance with provisions of the Refunding Agreement that would be applicable if the Refunding Agreement were then in force and effect, and if there be no such provisions which would be so applicable, then the Trustee shall hold, administer and disburse such moneys solely for the discharge of the Issuer's obligations under this Indenture.

     SECTION VI.8. Amounts Remaining in Bond Fund. Any amounts remaining in the Bond Fund after payment in full of (i) the Bonds (or the provision for payment thereof having been made in accordance with the provisions hereof), (ii) all Administration Expenses, and (iii) all other amounts required to be paid under the Refunding Agreement and this Indenture, shall be paid to the Company. Should the holders of any Bonds fail or neglect to present their Bonds for payment within one year from the date such Bonds become due and payable, whether by redemption or at maturity, the Trustee shall, at the end of such period, remit to the Company in trust for the holders of the Bonds the money then held for such Bonds; and the holders of such Bonds shall thereafter have recourse only to the Company for payment thereof.

     SECTION VI.9. Creation of Administrative Fee Fund and Disbursements from Administrative Fee Fund. There is hereby created and established with the Trustee a special trust fund in the name of the Issuer to be designated "Administrative Fee Fund (Entergy Gulf States, Inc. Project) Series 1999-B". Pursuant to the provisions of Section 10.16 of the Refunding Agreement, the Company is required to make a deposit into the Administrative Fee Fund on the date of initial issuance and delivery of the Bonds. Such deposit shall be held by the Trustee uninvested and disbursed to the firms described in Exhibit B hereto in an amount not exceeding the amount set forth on Exhibit B hereto upon submission to the Trustee of statements or invoices by said firms. Any amounts remaining in the Administrative Fee Fund six months after the date of initial issuance and delivery of the Bonds shall be transferred to the Company.


                          ARTICLE VII

                  SECURITY FOR AND INVESTMENTS

     SECTION VII.1. Investment of Moneys. (a) Moneys held for the credit of the Bond Fund and the Refunding Fund shall, upon direction by the Authorized Company Representative, be invested and reinvested by the Trustee in any one or more of the following obligations or securities on which neither the Company nor any of its subsidiaries is the obligor: (i) Government Securities; (ii) interest bearing deposit accounts (which may be represented by certificates of deposit) in national or state banks (which may include the Trustee and the Bond Registrar) having a combined capital and surplus of not less than $10,000,000, or savings and loan associations having total assets of not less than $40,000,000; (iii) bankers' acceptances drawn on and accepted by commercial banks (which may include the Trustee and the Bond Registrar) having a combined capital and surplus of not less than $10,000,000; (iv) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico, or any political subdivision of any of the foregoing, which are rated in any of the three highest rating categories by a nationally recognized rating agency; (v) obligations of federal agencies which obligations represent the full faith and credit of the United States of America; (vi) commercial or finance company paper which is rated in any of the three highest rating categories by a nationally recognized rating agency; (vii) corporate debt securities rated in any of the three highest rating categories by a nationally recognized rating agency; (viii) money market funds, including those for which the Trustee or any affiliate receives compensation with respect to such investment, which (x) are rated in the highest rating category by S&P or Moody's or (y) are comprised in their entirety of U. S. Treasury obligations, and
(ix) repurchase agreements with banking or financial institutions having a combined capital and surplus of not less than
$10,000,000 (which may include the Trustee and the Bond Registrar) with respect to any of the foregoing obligations or securities. As used above, the reference to rating categories shall mean generic categories which may include numerical or other qualifications of ratings within each such generic rating category such as "+" or "-". Such investments shall have maturity dates, or shall be subject to redemption by the holder at the option of the holder, on or prior to the dates the moneys invested therein will be needed as reflected by a statement of the Authorized Company Representative, which statement must be on file with the Trustee prior to any investment. Such investments shall not be subject to redemption by the issuer at the option of the issuer. The Trustee shall not be responsible for any loss in connection with making any investments hereunder.

     (b) Obligations so purchased as an investment of moneys in any fund or account shall be deemed at all times a part of such fund or account. Any profit and income realized from such investments shall be credited to such fund or account and any loss shall be charged to such fund or account.

     (c) All moneys received by the Trustee under this Indenture shall be deposited with the Trustee, until or unless invested or deposited as provided in (a) or (b) above or as otherwise provided herein. All deposits with the Trustee shall be secured as required by applicable law for such trust deposits. The Trustee may deposit such moneys with any other depository which is authorized to receive them and is subject to supervision by public banking authorities.

     SECTION VII.2. Arbitrage Bond Covenant. With respect to the authority to invest funds granted in this Indenture, the Issuer and the Trustee hereby covenant with the holders of the Bonds that, subject to the Company's written direction of the investment of funds, they will make no use of the proceeds of the Bonds, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148 of the Code, which would cause the Bonds to be "arbitrage bonds" within the meaning of such Section.

     The Company has agreed in the Refunding Agreement to comply with the rebate requirements of Section 148(f) of the Code. The Trustee shall maintain such records and provide such information as the Company may request to enable the Company to calculate the amount of gross earnings on the Bond Fund and, from time to time, the value of investments held therein.


                          ARTICLE VIII

                     RIGHTS OF THE COMPANY

     SECTION VIII.1. Rights of Company Under Refunding Agreement. Nothing herein contained shall be deemed to impair the rights and privileges of the Company set forth in the Refunding Agreement and an Event of Default hereunder shall not constitute an "Event of Default" under the Refunding Agreement unless by the terms of the Refunding Agreement it constitutes an "Event of Default" thereunder.

     SECTION VIII.2. Enforcement of Rights and Obligations. The Issuer and the Trustee agree that the Company in its own name or in the name of the Issuer may enforce all of the rights of the Issuer, all obligations of the Trustee, and all of the Company's rights provided for in this Indenture.


                           ARTICLE IX

                       DISCHARGE OF LIEN

     SECTION IX.1. Discharge of Lien. (a) If the Issuer shall pay or cause to be paid to the holders and owners of the Bonds the principal of and premium, if any, and interest to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it on its part and shall pay or cause to be paid or provide for the payment of all other sums payable hereunder by the Issuer, then these presents and the estate and rights hereby granted shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof, and reconvey to the Issuer the estate hereby conveyed, and assign and deliver to the Issuer any property at the time subject to the lien of this Indenture which may then be in its possession, except moneys or Government Securities held by it for the payment of the principal of and premium, if any, and interest on the Bonds.

     (b) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund, in trust and irrevocably set aside exclusively for such payment, (i) moneys sufficient to make such payment; and/or (ii) noncallable, nonprepayable Government Securities (provided that in either case the Trustee shall have received a Favorable Opinion of Bond Counsel) maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys (without consideration of any reinvestment thereof) to make such payment, and which are not subject to prepayment, redemption or call prior to their stated maturity; provided that the Trustee, S&P and Moody's shall have received a Favorable Opinion of Bond Counsel to the effect that the Bonds are defeased in accordance with the requirements of this Article.

     No  Bonds in respect of which a deposit under clause (i)  or
(ii) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Bonds, with respect to which the Trustee shall rely on a certificate of independent certified public accountants, a copy of which certificate shall also be furnished to Moody's, if the Bonds are then rated by Moody's; provided that the Issuer shall, as a condition to defeasance, obtain written evidence from S&P, if the Bonds are then rated by S&P, and Moody's, if the Bonds are then rated by Moody's, that such defeasance will not result in a reduction or withdrawal of the then current rating on the Bonds. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal, redemption price and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than 60 days following the deposit thereof with the Trustee, the Trustee shall mail a notice to the owners of the Bonds to be redeemed or deemed paid, stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held to all owners of Bonds for the payment of which such moneys or obligations are being held at their registered addresses and to S&P, if the Bonds are then rated by S&P, and Moody's, if the Bonds are then rated by Moody's.

     (c) Anything in Article IX to the contrary notwithstanding, if moneys or Government Securities have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal or redemption price of the Bonds and the interest thereon and the principal or redemption price of such Bonds and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Bonds affected thereby.

     The Issuer or the Company may at any time surrender to the Trustee for cancellation by it any Bonds previously authenticated and delivered hereunder, which the Issuer or the Company may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.


                           ARTICLE X

                DEFAULT PROVISIONS AND REMEDIES
                   OF TRUSTEE AND BONDHOLDERS

     SECTION X.1. Events of Default. Each of the following events shall constitute and is referred to in this Indenture as an "Event of Default":

          (a) Failure to make payment of the principal or redemption price of any Bond when it becomes due and payable at the Maturity Date or upon call for redemption or upon a declaration of acceleration; or

          (b) Failure to make payment of any interest on any Bond within sixty (60) days after it becomes due and payable; or

          (c) The occurrence and continuance of any "Event of Default" under Section 8.1(a), (c) or (d) of the Agreement;
     or

          (d) Failure to make payment of any other amount required to be paid under this Indenture or in the performance or observance of any other of the covenants, agreements or conditions contained in this Indenture, or in the Bonds, and continuance thereof for a period of ninety
     (90) days after written notice specifying such failure and requesting that it be remedied, shall have been given to the Issuer and the Company by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of holders of not less than 10% in aggregate principal amount of the Bonds then outstanding, unless the Trustee, or the Trustee and holders of an aggregate principal amount of Bonds not less than the aggregate principal amount of Bonds the holders of which requested such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the holders of such principal amount of Bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is instituted by the Issuer, or the Company on behalf of the Issuer, within such period and is being diligently pursued.

     SECTION X.2. Acceleration. If any Event of Default described in clause (a), (b) or (c) of Section 10.1 hereof occurs and is continuing, the Trustee may, and upon the request of the owners of at least a majority in principal amount of all Bonds then outstanding shall, by notice in writing to the Issuer and the Company, declare the principal of all Bonds then outstanding to be immediately due and payable; and upon such declaration the principal of all of the Bonds, together with interest accrued thereon to the date of acceleration, shall become due and payable immediately at the place of payment provided therein, anything in the Indenture or in the Bonds to the contrary notwithstanding. Immediately after any acceleration hereunder, the Trustee, to the extent it has not already done so, shall notify in writing the Issuer and the Company of the occurrence of such acceleration. Upon the occurrence of any acceleration hereunder, the Trustee shall immediately declare all payments under the Refunding Agreement pursuant to Section 4.2 thereof to be due and payable immediately.

     Upon the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the owners of all Bonds outstanding of the occurrence of such acceleration.

     If, after the principal of the Bonds has become due and payable, all arrears of interest upon the Bonds are paid by the Issuer, and the Issuer also performs all other things in respect of which it may have been in default hereunder and pays the reasonable charges of the Trustee and the Bondholders, including reasonable and necessary attorneys' fees, then, and in every such case, the owners of a majority in principal amount of the Bonds then outstanding, by notice to the Issuer and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all owners of Bonds issued hereunder. No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. The Trustee shall forward to the Company a copy of any notice from Bondholders received by it pursuant to this paragraph. Immediately upon such annulment, the Trustee shall cancel, by notice to the Company, any demand for prepayment of all amounts due under the Refunding Agreement made by the Trustee pursuant to this Section. The Trustee shall promptly give written notice of such annulment to the Issuer and the Company, and, if notice of the acceleration of the Bonds shall have been given to the Bondholders, the Trustee shall give notice thereof to the Bondholders.

     SECTION X.3. Other Remedies. If any Event of Default occurs and is continuing, the Trustee, before or after the principal of the Bonds becomes immediately due and payable, may enforce each and every right granted to it under the Agreement and any supplements or amendments thereto. In exercising such rights and the rights given the Trustee under this Article, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in Section 11.1, would best serve the interests of the Bondholders.

     SECTION X.4. Legal Proceedings by Trustee. If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Owners of a majority in principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, in its own name:

          (1) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Issuer to enforce any rights under the Agreement and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

          (2)  Bring suit to enforce the Bonds;

          (3) By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Bondholders; and

          (4) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

     SECTION X.5. Discontinuance of Proceedings by Trustee. If any proceeding commenced by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, then the Company, the Issuer, the Trustee and the
Bondholders  shall  be  restored to their  former  positions  and
rights   hereunder  as  though  no  such  proceedings  had   been
commenced.

     SECTION X.6. Bondholders May Direct Proceedings. The owners of a majority in principal amount of the Bonds Outstanding shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or any other proceedings hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Bondholders.

     SECTION  X.7.    Limitations on Actions by Bondholders.   No
Bondholder shall have any right to pursue any remedy hereunder unless:

          (a) the Trustee shall have been given written notice of an Event of Default or the Trustee shall, pursuant to
     Section 11.6, be deemed to have notice thereof,

          (b) the Owners of a majority in principal amount of all Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names,

          (c) the Trustee shall have been offered indemnity satisfactory to it against reasonable costs, expenses and liabilities, including, without limitation, reasonable costs and expenses of its counsel, except that no offer of indemnification shall be required for a declaration of acceleration under Section 10.2, and

          (d) the Trustee shall have failed to comply with such request within a reasonable time.

     Notwithstanding the foregoing provisions of this Section or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective owners thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such owners to enforce such payment.

     SECTION X.8. Trustee May Enforce Rights Without Possession of Bonds. All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the owners of the Bonds.

     SECTION X.9. Remedies Not Exclusive. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     SECTION X.10. Delays and Omissions Not to Impair Rights. No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article may be exercised from time to time and as often as may be deemed expedient.

     SECTION  X.11.  Application of Moneys in Event  of  Default.
Any moneys received by the Trustee under this Article shall be applied in the following order:

          (1) To the payment of all amounts due and owing the Trustee under Section 11.7 hereof, including, but not limited to, the reasonable costs and expenses of the Trustee in pursuing remedies under this Article X, including reasonable counsel fees, any disbursements of the Trustee with interest thereon at the prime rate of the Trustee and its reasonable compensation; and

          (2) To the payment of principal or redemption price (as the case may be) and interest then owing on the Bonds, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

          (3) To the payment of reasonable costs and expenses of the Issuer, including reasonable counsel fees, incurred in connection with the Event of Default.

     The surplus, if any, shall be paid to the Company.

     SECTION X.12. Trustee and Bondholders Entitled to All Remedies Under the Act. It is the purpose of this Article to provide such remedies to the Trustee and the Bondholders as may be lawfully granted under the provisions of the Act, but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every other remedy granted hereunder and every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under applicable law.

     SECTION X.13. Waiver. In case of an Event of Default on the part of the Issuer, as aforesaid, to the extent that such rights may then lawfully be waived, neither the Issuer nor anyone claiming through it or under it shall or will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, but the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of the State of Louisiana.


                           ARTICLE XI

                          THE TRUSTEE

     SECTION XI.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default,

               (iv) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

               (v) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

               (vi) this paragraph does not limit the effect of paragraph (b) of this Section;

               (vii) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

               (viii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 10.6 hereof;

               (ix) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

               (x) no provision of this Indenture shall require the Trustee to provide a bond or other security with respect to the performance of its duties under this Indenture.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to all the paragraphs of this Section.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense, but the Trustee may not require indemnity as a condition to declaring the principal of and interest on the Bonds to be due immediately under Section 10.2 hereof.

     SECTION XI.2. No Responsibility for Recitals, etc. The recitals, statements and representations in this Indenture or in the Bonds, save only the Trustee's Certificate of Authentication upon the Bonds, have been made by the Issuer and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof, or for the validity, priority, recording or re-recording, filing or re-filing of this Indenture or the Agreement or any financing statements, amendments thereto or continuation statements, or for insuring the Facilities or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the validity or sufficiency of the security afforded by this Indenture or the Bonds issued hereunder or intended to be secured hereby, or as to the maintenance of the security hereof.

     SECTION  XI.3.  Rights of Trustee.  Subject to the foregoing
Section:

          (a) The Trustee may rely on any document believed by it to be genuine and to have been executed or presented by the proper person. The Trustee need not investigate any facts or matters stated in such document.

          (b) Before the Trustee acts or refrains from acting, it may require a certificate of an appropriate officer or officers of the Issuer or the Company or a Favorable Opinion of Bond Counsel or an opinion of counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the certificate or such opinion of counsel.

          (c) The Trustee may execute any of its duties hereunder through agents, attorneys-in-fact or co-trustees, and shall not be responsible for the misconduct or negligence of any agent, attorney-in-fact or co-trustee selected by it with reasonable care.

     SECTION XI.4. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or with the Company or its affiliates with the same rights it would have if it were not Trustee.

     SECTION XI.5. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Bonds and it shall not be responsible for any statement in the Bonds other than its certificate of authentication.

     SECTION XI.6. Notice of Defaults. The Trustee shall not be required to take notice, or be deemed to have notice, of any Event of Default under this Indenture, other than an Event of Default under clause (a) or (b) of Section 10.1 hereof concerning which the Trustee shall be deemed to have notice, unless the Trustee shall have been specifically notified in writing of such an Event of Default. If an Event of Default occurs and is continuing and if it is known to or deemed to be known by the Trustee, the Trustee shall mail to each Bondholder notice of the event within 90 days after it occurs. Except in the case of a default in payment or purchase of any Bonds, the Trustee may withhold the notice if and so long as a committee of its responsible officers in good faith determines that withholding the notice is in the interests of Bondholders.

     SECTION XI.7. Compensation of Trustee and Indemnity. (a) For acting under this Indenture, the Trustee shall be entitled to payment for its services and reimbursement of advances, counsel fees and other expenses as shall be agreed to between the Trustee and the Company or, in the absence of any such agreement, to payment of such fees and expenses as may be reasonably made or incurred by the Trustee and reasonable in amount in connection with its services under this Indenture.

     To secure the payment or reimbursement to the Trustee provided for in this paragraph (a), the Trustee shall have a prior lien on all money or property held or collected by the Trustee, except moneys or obligations held in trust to pay principal of, premium, if any, and interest on particular Bonds.

     (b) Pursuant to the terms of Sections 4.4 and 4.5 of the Refunding Agreement, the terms of which are incorporated herein by reference, the Company will, among other things, indemnify and hold the Trustee free and harmless from any loss, claim, damage, tax, penalty, liability (including but not limited to liability for any patent infringement), disbursement, litigation expenses, attorneys' fees and expenses or court costs arising out of, or in any way relating to, the execution or performance of the Refunding Agreement, the issuance or sale of the Bonds, actions taken under the Indenture, or any other cause whatsoever pertaining to the Facilities, including without limitation, recovery costs arising from the presence of hazardous substances, except in any case as a result of the negligence or bad faith of the Trustee.

     SECTION XI.8. Eligibility of Trustee. This Indenture shall always have a Trustee that is a corporation organized and doing business under the laws of the United States or any state or the District of Columbia, is authorized under such laws to exercise corporate trust powers, is subject to supervision or examination by United States or State authority and has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

     SECTION XI.9. Replacement of Trustee. The Trustee may resign by notifying the Issuer and the Company. The owners of a majority in principal amount of the Bonds then outstanding may remove the Trustee by notifying the removed Trustee and may appoint a successor Trustee with the Issuer's and Company's consent. The Company may, with the consent of the Issuer (which consent will not be unreasonably withheld), remove the Trustee so long as no Event of Default (or any event which, with the passage of time or the giving of notice or both, will become an Event of Default) has occurred and is continuing. Notwithstanding the foregoing, no resignation or removal of the Trustee shall be effective until a successor is appointed.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuer, with the consent of the Company, shall promptly appoint a successor
Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall then (but only then) become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the Company or the holders of a majority in principal amount of the Bonds then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee no longer meets the qualifications in Section
11.8 hereof, any Bondholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     SECTION XI.10. Merger of Trustee. Any corporation into which any Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, shall be the successor trustee under the Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION XI.11. Trustee Not Required to Expend or Risk Own Funds. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION XI.12. Trust Estate may be Vested in Separate or Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the trust estate, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section are adapted to these ends.

     In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vested in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

     Should any deed, conveyance or instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate trustee or co-trustee, or a successor to either, shall become incapable of acting, resign or be removed, all the estate properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

     SECTION XI.13. Reliance Upon Counsel. The Trustee may consult with counsel satisfactory to it, and the written opinion of such counsel selected by the Trustee and reasonably acceptable to the Company or any Favorable Opinion of Bond Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by such Trustee hereunder in good faith and in accordance with the opinion of such counsel.


                          ARTICLE XII

                    SUPPLEMENTAL INDENTURES

     SECTION XII.1. Supplemental Indentures Without Bondholder Consent. The Issuer and the Trustee may, from time to time and at any time, without the consent of or notice to the Bondholders, enter into a supplemental indenture authorized by a resolution of the Issuer and filed with the Trustee, for one or more of the following purposes:

          (a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

          (b) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture;

          (c)    to   permit  the  Bonds  to  be   converted   to
     certificateless securities or vice versa or securities represented by a master certificate held in trust, ownership of which, in either case, is evidenced by book entries on the books of the Bond Registrar, for any period of time;

          (d) to permit the appointment of a co-trustee under this Indenture;

          (e) to authorize different authorized denominations of the Bonds and to make correlative amendments and modifica tions to this Indenture regarding exchangeability of Bonds of different authorized denominations, redemptions of portions of Bonds of particular authorized denominations and similar amendments and modifications of a technical nature;

          (f) to modify, alter, supplement or amend this Indenture in such manner as shall permit the qualification hereof under the Trust Indenture Act of 1939, as from time to time amended;

          (g) to modify, alter, amend, supplement or restate the Indenture in any and all respects necessary, desirable or appropriate in connection with the delivery to the Trustee of a letter of credit, liquidity facility, standby bond purchase agreement or other security arrangement or credit enhancement obtained or provided by the Company; or

          (h) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to the Bondholders and which does not involve a change described in clauses (a) through (f) of Section 12.2.

     Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section, there shall have been delivered to the Trustee a Favorable Opinion of Bond Counsel stating the requirements of such opinion and also stating that such supplemental indenture will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

     SECTION XII.2. Supplemental Indentures With Bondholders' Consent. This Indenture may be amended from time to time, except with respect to (a) the principal, redemption price and interest payable upon any Bonds, (b) the interest payment dates, the Maturity Date or the redemption provisions of any Bonds, (c) this Article, (d) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as expressly permitted hereby, (e) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, and (f) depriving the holder of any Bond then outstanding of the lien hereby created in the Trust Estate, by a supplemental indenture consented to by the Company and approved by the owners of a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken. This Indenture may be amended with respect to the matters enumerated in clauses (a) through (f) of the preceding sentence with the unanimous consent of all Bondholders and the Company.

     Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section, there shall have been delivered to the Trustee a Favorable Opinion of Bond Counsel stating the requirements of such opinion and also stating that such supplemental indenture will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

     Anything herein to the contrary notwithstanding, so long as the Company is not in default under the Agreement, a supplemental indenture under this Article which affects any right of the Company shall not become effective unless and until the Company shall have consented in writing to the execution and delivery of such supplemental indenture.


                          ARTICLE XIII

               AMENDMENTS TO REFUNDING AGREEMENT

     SECTION XIII.1. Amendments With and Without the Consent of Bondholders. The Issuer and the Company may enter into, with the consent of the Trustee but without the consent of the holders of the Bonds, any amendment, change or modification of the
Refunding Agreement to cure any ambiguity, formal defect, omission or inconsistent provisions or to make any other change therein that does not adversely affect the interests of the holders of the Bonds. If the Issuer and the Company propose to amend the Agreement in a manner that would adversely affect the interests of the Bondholders, the Trustee shall notify Bondholders of the proposed amendment and may agree thereto with the consent of the owners of a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; provided the Trustee shall not, without the unanimous consent of the holders of all Bonds then Outstanding, consent to any amendment that would (a) decrease the payments payable or change the date payments are so payable by the Company under Section 4.2(a)(i), (ii) or (iii) of the Refunding Agreement (b) reduce the stated term of the Agreement,
(c) reduce the Company's obligations under Section 4.2 of the Agreement, or (d) reduce the aforesaid aggregate principal amount of the Bonds, the owners of which are required to consent to such an amendment.

     Before the Issuer and the Company enter into, or otherwise agree to, any amendment, change or modification of the Agreement pursuant to this Section, there shall have been delivered to the Trustee a Favorable Opinion of Bond Counsel stating the requirements of such opinion and also stating that such amendment, change or modification will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

     SECTION XIII.2. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture or agreement permitted by this Article or
Article XII and in so doing shall be fully protected by a Favorable Opinion of Bond Counsel that such supplemental indenture or agreement is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done.


                          ARTICLE XIV

                         MISCELLANEOUS

     SECTION XIV.1. Consents, etc. of Bondholders. Except as otherwise stated herein, any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by an agent appointed in writing. The fact and date of the execution by any person of any such instrument may be proved in any manner which the Trustee deems sufficient. The ownership of the Bonds shall be proved by the Bond Register. Any action by the owner of any Bond shall bind all future owners of the same Bond in respect of anything done or suffered by the Issuer or the Trustee in pursuance thereof.

     SECTION XIV.2. Limitation of Rights; No Personal Recourse. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture, or the Bonds issued hereunder, is intended or shall be construed to give to any person or company other than the parties hereto, the Company, and the holders of the Bonds secured by this Indenture any legal or equitable rights, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company, and the holders of the Bonds hereby secured as herein provided.

     No recourse shall be had for any claim based on the Refunding Agreement, the Indenture or the Bonds against any member, officer or employee, past, present or future, of the Issuer or of any successor body as such, either directly or through the Issuer or any such successor body, under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     SECTION XIV.3. Severability. If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case, circumstance or jurisdiction, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

     The invalidity of any one or more phrases, sentences, clauses or paragraphs in this Indenture contained shall not affect the remaining portions of this Indenture or any part hereof.

     SECTION XIV.4. Notices. Except as otherwise provided in this Indenture, all notices, certificates or other communications shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, postage prepaid, to the Issuer, the Company and the Trustee. Notices, certificates or other communications shall be sent to the following addresses:

     Company:  Entergy Gulf States, Inc.
               c/o Entergy Services, Inc.
               639 Loyola Avenue
               New Orleans, LA  70113

               Attention:   Treasurer

               Telephone number:  (504) 576-4363
               FAX number:  (504) 576-4455

     Issuer:   Parish of West Feliciana
               P. O. Box 1921
               St. Francisville, LA 70775

               Attention: Secretary, West Feliciana Parish Police Jury

               Telephone number:  (225) 635-3864
               FAX number:  (225) 635-6161

     Trustee:  The Bank of New York
               Corporate Trust Division
               Towermarc Plaza
               10161 Centurion Parkway
               Jacksonville, FL  32256

               Attention: Corporate Trust Department

               Telephone number:  (904) 645-1846
               FAX number:  (904) 645-1979

     Any Paying
     Agent other
     than the
     Trustee: At the address designated to the Issuer and the Trustee

Any of the foregoing may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION XIV.5. Applicable Provisions of Law. This Indenture shall be considered to have been executed in the State of Louisiana and it is the intention of the parties that the substantive law of the State of Louisiana governs as to all questions of interpretation, validity and effect.

     SECTION  XIV.6.  Counterparts.    This  Indenture   may   be
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION XIV.7. Successors and Assigns. All the covenants, stipulations, provisions, agreements, rights, remedies and claims of the parties hereto in this Indenture contained shall bind and inure to the benefit of their successors and assigns.

     SECTION XIV.8. Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

     SECTION XIV.9. Payments Due on non-Business Days. In any case where the date of payment of interest on or principal of any Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of such interest or principal and any premium need not be made by the Trustee on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION XIV.10. Subordination to Rights of the Company. This Indenture and the rights and privileges hereunder of the Trustee and the holders of the Bonds are specifically made subject and subordinate to the rights and privileges of the Company set forth in the Refunding Agreement. Nothing in this Indenture or the Refunding Agreement shall in any way prejudice the Company Mortgage with respect to the lien thereof, or any of the rights of the Company Mortgage Trustee thereof, or any holder of First Mortgage Bonds heretofore or hereafter issued thereunder, or any takers or purchasers upon default thereunder, or constitute or create a direct lien or encumbrance on or other rights in or to the Plant or the Facilities, provided that nothing in the Company Mortgage or in this Section shall in any way affect or diminish the obligation of the Company to pay all amounts required to be paid by it under the terms of the
Refunding Agreement. The Trustee agrees that it shall execute and deliver any instrument requested by the Company which is necessary or appropriate at any time to confirm or evidence the subordination of rights described in the preceding sentence to enable the Company to enjoy such rights and privileges. The Trustee acknowledges that the Bonds are not secured by, and this Indenture does not constitute or create any direct lien or encumbrance on or rights in or to, the Plant or the Facilities or any leasehold or other estate therein. The Trustee, whenever requested by the Issuer or the Company, shall execute and deliver any instrument necessary or appropriate to confirm the absence of any interest by it in the property comprising the Plant or the Facilities or to evidence the subordination described in this
Section 14.10.

     IN   WITNESS  WHEREOF,  the  Issuer  has  caused  these
presents to be signed in its name and behalf by the President of the West Feliciana Parish Police Jury and its corporate seal to be hereunto affixed and attested by the Secretary of the West Feliciana Parish Police Jury, and, to evidence its acceptance of the trust hereby created, the Trustee has caused these presents to be signed in its behalf by one of its trust officers and its corporate seal to be hereto affixed.

                            PARISH OF WEST FELICIANA,
                            STATE OF LOUISIANA




                            By:______________________________
ATTEST:                                     President
                                  West Feliciana Parish Police
Jury


By: __________________________________                     [SEAL]
           Secretary
    West Feliciana Parish Police Jury


                              THE BANK OF NEW YORK, as Trustee




                               By:__________________________________
                                             Agent


                                                           [SEAL]

                                                   EXHIBIT A
                                          TO TRUST INDENTURE

                [FORM OF SERIES 1999-B BOND]

No. R-1                                          $40,000,000

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

As provided in the Trust Indenture referred to herein, until the termination of the system of book-entry-only transfers through DTC, and notwithstanding any other provision of the Trust Indenture to the contrary, this Bond may be trans ferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC or a nominee of DTC, or by DTC or a nominee of DTC to any successor securities depository or any nominee thereof.

                  United States of America
                     State of Louisiana

        Parish of West Feliciana, State of Louisiana
          Pollution Control Revenue Refunding Bond
            (Entergy Gulf States, Inc. Project)
                       Series 1999-B

Maturity Date:  September 1, 2028        CUSIP NO. 952789BB0

Registered Owner: Cede & Co. (Tax Identification  #13-2555119)

Date of this Bond:  September 29, 1999

Principal Amount:  $40,000,000

Interest Rate:  6.60%

    The Parish of West Feliciana, State of Louisiana, a political subdivision of the State of Louisiana, organized and existing under and by virtue of the laws of the State of Louisiana (the "Issuer"), for value received, promises to pay to the registered owner shown above, or registered assigns, but solely from the source and in the manner hereinafter set forth, on the maturity date shown above, the principal amount shown above and in like manner to pay interest on said amount from the date hereof shown above until such principal amount shall be duly paid at the rate per annum shown above, semiannually on March 1 and September 1 of each year, commencing on March 1, 2000, except as the provisions hereinafter set forth with respect to redemption of this Bond prior to maturity may become applicable hereto. Overdue installments of interest shall not bear interest.
The principal of and premium, if any, on this Bond are payable in lawful money of the United States of America upon the presentation and surrender hereof at the designated trust office of The Bank of New York, or its successor or successors, as trustee (the "Trustee"), and interest on this Bond is payable in like money to the registered owner hereof by check drawn upon the Trustee and mailed to the person in whose name this Bond is registered at the close of business on the fifteenth day of the calendar month next preceding such interest payment date, at the address as it appears on the bond registration books of the Issuer kept by the Trustee.

    FOR SO LONG AS THIS BOND IS HELD IN BOOK-ENTRY FORM REGISTERED IN THE NAME OF CEDE & CO. ON THE REGISTRATION BOOKS OF THE ISSUER KEPT BY THE TRUSTEE AS BOND REGISTRAR, THIS BOND, IF CALLED FOR PARTIAL REDEMPTION IN ACCORDANCE WITH THE INDENTURE REFERRED TO BELOW, SHALL BECOME DUE AND PAYABLE ON THE REDEMPTION DATE DESIGNATED IN THE NOTICE OF REDEMPTION GIVEN IN ACCORDANCE WITH THE INDENTURE AT, AND ONLY TO THE EXTENT OF, THE REDEMPTION PRICE, PLUS ACCRUED INTEREST, IF ANY, TO THE SPECIFIED REDEMPTION DATE; AND THIS BOND SHALL BE PAID, TO THE EXTENT SO REDEEMED, (I) UPON PRESENTATION AND SURRENDER THEREOF AT THE OFFICE SPECIFIED IN SUCH NOTICE OR (II) AT THE WRITTEN REQUEST OF CEDE & CO., BY CHECK OR DRAFT MAILED TO CEDE & CO. BY THE TRUSTEE OR BY WIRE TRANSFER TO CEDE & CO. BY THE TRUSTEE IF CEDE & CO. AS BONDOWNER SO ELECTS. IF, ON THE REDEMPTION DATE, MONEYS FOR THE REDEMPTION OF BONDS OF SUCH MATURITY TO BE REDEEMED, TOGETHER WITH INTEREST TO THE REDEMPTION DATE, SHALL BE HELD BY THE TRUSTEE SO AS TO BE AVAILABLE THEREFOR ON SUCH DATE, AND AFTER NOTICE OF REDEMPTION SHALL HAVE BEEN GIVEN IN
ACCORDANCE WITH THE INDENTURE, THEN, FROM AND AFTER THE REDEMPTION DATE, THE AGGREGATE PRINCIPAL AMOUNT OF THIS BOND SHALL BE IMMEDIATELY REDUCED BY AN AMOUNT EQUAL TO THE AGGREGATE PRINCIPAL AMOUNT THEREOF SO REDEEMED, NOTWITHSTANDING WHETHER THIS BOND HAS BEEN SURRENDERED TO THE TRUSTEE FOR CANCELLATION.

    This Bond is one of an authorized issue of bonds of the Issuer designated "Parish of West Feliciana, State of Louisiana Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B", in the aggregate principal amount of $40,000,000 (the "Bonds"), authorized by a resolution adopted by the governing authority of the Issuer and issued under and secured by a Trust Indenture (Series 1999-B) dated as of September 1, 1999 (the "Indenture") duly executed and delivered by the Issuer to the Trustee, in full conformity with the Constitution and laws of the State of Louisiana, including particularly the provisions of Chapter 14-A of Title 39 of the Louisiana Revised Statutes of 1950, as amended (the "Act"). The Bonds are issued for the purpose of refunding a like principal amount of the Issuer's Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series 1994 (the "Prior Bonds") issued in the aggregate principal amount of $102,000,000, which Prior Bonds were issued on behalf of Entergy Gulf States, Inc., a Texas corporation, for the purpose of refunding the Issuer's outstanding Pollution Control Revenue Bonds (Gulf States Utilities Company Project) Series 1984A, Series 1984B, Series 1984C and Series 1984D, which Bonds were issued to finance the cost of acquiring a leasehold interest in the Company's seventy percent undivided interest in certain water pollution control facilities and sewerage disposal facilities (the "Facilities") at the electric generating plant known as River Bend Unit 1 (the "Plant") of the Company, in the geographic limits of the Issuer. Reference is hereby made to the Indenture for the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee and the registered owners of the Bonds, and the terms upon which the Bonds are issued and secured.

    The Bonds and the interest thereon and premium, if any, are not general obligations of the Issuer but are special obligations payable solely from Revenues of the Issuer (as defined in the Indenture), including, without limitation,
(i) payments to be made by the Company to the Trustee for the benefit of the Issuer (except payments with respect to indemnification, exculpation, payment of fees and reimbursement of certain expenses of the Issuer) under a Refunding Agreement (Series 1999-B) dated as of September 1, 1999 between the Issuer and the Company (the "Refunding Agreement"), (ii) all money received under the Refunding Agreement to be paid into the Bond Fund (as defined in the Indenture), including the income thereon and investment thereof, if any, and (iii) in certain events, amounts attributable to Bond proceeds or amounts obtained through the exercise of certain remedies provided for in the Indenture. The Refunding Agreement requires that the Company make payments in amounts sufficient to provide for the payment of the principal of and premium, if any, and interest on the Bonds as they become due and payable. Such payments will be made directly to the Trustee and deposited in a special account of the Issuer designated "Parish of West Feliciana Pollution Control Revenue Refunding Bonds (Entergy Gulf States, Inc. Project) Series 1999-B Bond Fund" and such payments have been duly assigned to the Trustee for that purpose. All the rights and interests of the Issuer under, in and to the Refunding Agreement (except for certain rights specified in the Indenture) have been assigned under the Indenture to the Trustee to secure the payment of the principal of and premium, if any, and interest on the Bonds.

    The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in and defend any suit or other proceeding with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may be declared and may become due and payable before the stated maturity thereof, together with accrued interest thereon.

    Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.
Optional Redemption

    The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, on and after September 1, 2004, in whole at any time or in part from time to time, and if in part, at the lowest authorized denomination or any whole multiple thereof, at the optional redemption prices (expressed as percentages of principal amount being redeemed) set forth below, plus accrued interest, if any, to the redemption date:

        Redemption Period                    Redemption Price

      September 1, 2004 through August 31, 2005    102%
      September 1, 2005 through August 31, 2006    101%
      September 1, 2006 and thereafter             100%

Extraordinary Optional Redemption

    The Bonds shall be subject to extraordinary optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time, at a redemption price equal to 100% of the principal amount being redeemed plus accrued interest to the redemption date, if:

         (a)  the  Company  shall have determined  that  the
    continued  operation of the Facilities or the  Plant  is
    impracticable,  uneconomical  or  undesirable  for   any
    reason;

         (b) all or substantially all of the Facilities or the Plant shall have been condemned or taken by eminent domain; or

         (c) the operation of the Facilities or the Plant shall have been enjoined or otherwise prohibited by any order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body.

    In addition, the Bonds shall be subject to extraordinary optional redemption by the Issuer, at the direction of the Company, in whole or in part, at any time prior to September 1, 2004, at a redemption price equal to 102% of the principal amount being redeemed plus accrued interest to the redemption date, if the Company delivers to the Trustee a written certificate (i) to the effect that by reason of a change in use of the Facilities or any portion thereof, the Company has been unable, after reasonable effort, to obtain an opinion of Bond Counsel to the effect that a court, in a properly presented case, should decide that Section 150 of the Code (or successor provision of similar import), does not prevent that portion of the Payments payable under the Refunding Agreement and attributable to interest on the Bonds from being deductible by the Company for federal income tax purposes, (ii) specifying that as a result of its inability to obtain such opinion of Bond Counsel, the Company has elected to prepay amounts due under the Refunding Agreement equal to the redemption price of the Bonds to be so redeemed and (iii) specifying the principal amount of the Bonds which the Company has determined to be the minimum necessary to be so redeemed in order for the Company to retain its rights to such interest deductions (which principal amount of the Bonds will be so redeemed).

Extraordinary Mandatory Redemption

    The Bonds shall be subject to mandatory redemption, at a redemption price equal to 100% of the principal amount being redeemed plus accrued interest to the redemption date, on the one hundred eightieth day (or such earlier date as may be designated by the Company) after a final determination by a court of competent jurisdiction or an administrative agency to the effect that solely as a result of a failure by the Company to perform or observe any covenant, agreement or representation contained in the Refunding Agreement, the interest payable on the Bonds is included for federal income tax purposes in the gross income of the owners thereof, other than any owner who is a "substantial user" of the Facilities or a "related person" within the meaning of Section 147(a) of the Code. No determination by any court or administrative agency will be considered final unless the Company has participated in the proceeding which resulted in such determination, either directly or, at the option of the Company, through a Bondholder, to a degree it reasonably deems sufficient and until the conclusion of any appellate review sought by any party to such proceeding or the expiration of the time for seeking such review. Subject to the foregoing provisions of this subsection (b), the Bonds shall be redeemed in whole unless, in the opinion of Bond Counsel mutually acceptable to the Issuer, the Trustee and the Company, the redemption of a portion of such Bonds would have the result that interest payable on the Bonds remaining outstanding after such redemption would not be includable in the gross income for federal income tax purposes of any owner of any such Bonds. Any such partial redemption shall be by lot in such amount as is necessary to accomplish such result.

    The Trustee shall cause notice of any redemption of Bonds hereunder to be mailed at least 25 days prior to the redemption date by first class mail, postage prepaid (except when DTC is the holder of all of the Bonds and except for persons or entities owning or providing evidence of ownership satisfactory to the Trustee of a legal or beneficial ownership in at least $1,000,000 aggregate principal amount of Bonds who so request, in which cases, by certified mail, return receipt requested), to the holders of all Bonds to be redeemed at the registered addresses appearing in the registration books kept for such purpose.

    If at the time of mailing of any notice of an optional redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice shall state that it is conditional, that is, subject to the deposit of the redemption moneys with the Trustee on or prior to the redemption date, and such notice shall be of no effect unless such moneys are so deposited on or prior to the redemption date. If such redemption is not effected, the Trustee shall, within five days thereafter, give notice in the manner in which the notice of redemption was given that such moneys were not so received.

    This Bond may be transferred on the books of registration kept by the Trustee by the registered owner or by his duly authorized attorney upon surrender hereof, together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney.
    The Bonds are issuable as registered Bonds without coupons in denominations of $5,000 and any integral multiple thereof. Subject to the limitations and upon payment of the charges provided in the Indenture, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations.

    The  Indenture and the rights and privileges  under  the
Indenture of the Trustee and the holders of the Bonds are specifically made subject and subordinate to the rights and privileges of the Company as set forth in the Refunding
Agreement. Nothing in the Indenture or the Refunding Agreement shall in any way prejudice the Company Mortgage with respect to the lien thereof, or any of the rights of the Company Mortgage Trustee thereof, or any holder of bonds heretofore or hereafter issued thereunder, or any takers or purchasers upon default thereunder. As used herein, "Company Mortgage" shall mean the Company's Indenture of Mortgage dated as of September 1, 1926 made to The Chase National Bank of the City of New York, as trustee, and Chemical Bank (now The Chase Manhattan Bank), as successor trustee, as heretofore and hereafter amended and supplemented, and "Company Mortgage Trustee" shall mean the successor trustee under the Company Mortgage.

    This Bond is issued with the intent that the laws of the State of Louisiana will govern its construction.

    This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee.

    IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law; that the indebtedness represented by the Bonds, together with all obligations of the Issuer, does not exceed any Louisiana constitutional or statutory limitation; and that the revenues pledged to the payment of the principal of and premium, if any, and interest on the Bonds as the same become due and payable will be sufficient in amount for that purpose.

    IN WITNESS WHEREOF, the Parish of West Feliciana, State of Louisiana, has caused this Bond to be executed by the President of the West Feliciana Parish Police Jury and attested by the Secretary of the West Feliciana Parish
Police Jury (by their manual or facsimile signatures), thereunto duly authorized, and its corporate seal to be affixed or imprinted, all as of the date of this Bond shown above.


                            PARISH OF WEST FELICIANA,
                            STATE OF LOUISIANA


                               By:__________________________
                                       President
                                West Feliciana Parish Police Jury
By:_________________________________
         Secretary
   West Feliciana Parish Police Jury                 [SEAL]


               CERTIFICATE OF AUTHENTICATION

   This Bond is one of the Bonds referred to in the within mentioned Trust Indenture.

                              THE BANK OF NEW YORK, as Trustee



                               By:__________________________
DATE OF AUTHENTICATION:                   Agent

_________________, 1999


                 LEGAL OPINION CERTIFICATE

    IT IS HEREBY CERTIFIED that attached hereto is a true and correct copy of the complete and final opinion of Foley & Judell,
L. L. P., which opinion was manually executed, dated and issued as of the date of delivery and payment for the original issue of said bonds, and a copy of which opinion is on file in the office of the Trustee.


                              ___________________________________
                                        Secretary
                              West Feliciana Parish Police Jury


                         ASSIGNMENT

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns
and                      transfers                      unto
_________________________________________________________________

Please Insert Social
      Security
or other Identifying
 Number of Assignee


_________________________________________________________________
the within Bond and all rights thereunder, and hereby irrevocably
constitutes                     and                      appoints
_________________________________________________________________
_____________________________________________  attorney or  agent to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.



Dated:_______________    ________________________________________
                         NOTICE:     The   signature   to    this
                         assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                                        EXHIBIT B
                                               TO TRUST INDENTURE


     Disbursements from Administrative Fee Fund


                  Bond Counsel Fee      $ 37,500.00

                  Issuer Counsel Fee    $  2,000.00